SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  _____________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          ____________________________


Date of report (Date of earliest event reported)   October 31, 2002
                                                   ----------------


                              HELIX BIOMEDIX, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



       Delaware                    33-20897-D                   91-2099117
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission                  IRS Employer
    of Incorporation)              File Number)              Identification No.)



22122 20th Ave. SE #148, Bothell, WA                                    98021
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)



Registrant's telephone number, including area code   (425) 402-8400
                                                     ---------------

Item 5.  Other Events and Regulation FD Disclosure

On October 31, 2002, Helix BioMedix, Inc. ("Helix") signed a letter of intent with Nu Skin International, Inc. (Nu Skin) to enter into a developmental agreement with Nu Skin for the use of a Helix peptide in a Nu Skin acne treatment product.

Helix received a technology access fee upon signing the letter of intent. Helix will also receive royalties depending on the performance of the technology.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HELIX BIOMEDIX, INC.


Date: November 5, 2002                       /s/  R. Stephen Beatty
      ----------------                       --------------------------------

                                             Name:    R. Stephen Beatty
                                             Title:   President and
                                                      Chief Executive Officer